Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 10th day of May, 2011 by and among JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), MATERIAL SCIENCES CORPORATION, a Delaware corporation (“Borrower”), and each of the other Loan Parties signatory hereto, and has reference to the following facts and circumstances:

WHEREAS, Borrower and the other Loan Parties executed and delivered to Lender a Credit Agreement dated as of May 12, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) which set forth the terms and conditions of Lender’s extension of credit to Borrower; and

WHEREAS, pursuant to certain Collateral Documents including, without limitation, the Security Agreements, each of which was dated as of May 12, 2008, Borrower and the other Loan Parties granted Liens upon certain Collateral as security for the repayment of the Secured Obligations; and

WHEREAS, Borrower, the other Loan Parties and Lender desire to amend the Credit Agreement in certain respects more fully described hereinafter.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS AND AGREEMENTS

Section 1.1 Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The new defined term “Headquarters” is inserted in the appropriate alphabetical order as follows:

““Headquarters” has the meaning assigned to such term in Section 6.05(i).”

(b) The defined term “Maturity Date” is amended and restated in its entirety as follows:

““Maturity Date” means May 13, 2013 or any earlier date on which the Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

Section 1.2 Section 5.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) so long as any amount of the Revolving Loans is outstanding at any time during a fiscal month of the Borrower, within 40 days after the end of such fiscal month, its consolidated balance sheet and related statements of operations, stockholder’s equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers, as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;”

Section 1.3 Section 6.05 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (g) thereof, replacing the period at the end of clause (h) with the phrase “; and”, and inserting the following clause (i) at the end of such Section:

“(i) the sale of the real property located at 2200 East Pratt Blvd., Elk Grove Village, Illinois 60007 (the “Headquarters”); provided that (a) no Event of Default has occurred and is continuing, or would occur as a result of such sale, (b) such sale is conducted on an arms-length basis with an unrelated third party as purchaser, and (c) to the extent such sale is made in connection with a sale and leaseback arrangement at the Headquarters, if reasonably requested by Lender, the Loan Parties shall execute and deliver documents related to such arrangement to Lender, including a satisfactory Collateral Access Agreement. In connection with the foregoing sale, Lender agrees to release its Mortgage on the Headquarters upon consummation of such sale in accordance with the terms and conditions of this clause (i).”

Section 1.4 Section 6.06 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“Notwithstanding the foregoing, a sale and leaseback arrangement relating to the real property located at the Headquarters shall be permitted; provided that such arrangement is made in accordance with Section 6.05(i).”

Section 1.5 This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) All parties shall have executed this Amendment;

(b) Lender shall have received an amendment fee in the amount of $10,000.00;

(c) Lender shall have received the documents listed on the closing checklist attached hereto as Exhibit A; and

(d) Borrower shall have paid all costs and fees (including reasonable legal fees) incurred by Lender in connection with the preparation and performance of this Amendment.

ARTICLE 2.

SECURITY

Section 2.1 Borrower and each other Loan Party hereby represents and warrants to Lender that all security interests, liens and encumbrances granted by the Loan Parties to Lender to secure the repayment of the Secured Obligations shall continue in full force and effect and shall secure the repayment of all of the Secured Obligations, including, without limitation, any LC Exposure outstanding on or after the Maturity Date.

ARTICLE 3.

MISCELLANEOUS

Section 3.1 This Amendment shall be binding upon and inure to the benefit of the successors and assigns of Borrower, the other Loan Parties and Lender.

Section 3.2 Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Lender has or may have under the Credit Agreement any other Loan Document or applicable law on account of any Default or Event of Default,

Section 3.3 Borrower and each other Loan Party hereby represent and warrant as of the date hereof that; after giving affect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects with the same effect as if made on and as of such date, except to the extent any such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct in all material respects on and as of such date, and (c) this Amendment and all other documents required hereunder to be executed by Borrower and the other Loan Parties and delivered to Lender have been duly authorized, executed and delivered on the Loan Parties’ behalf pursuant to all requisite corporate authority and this Amendment and each of the other documents required hereunder to be executed and delivered by the Loan Parties to Lender constitute the legal, valid and binding obligations of Borrower and the other Loan Parties enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights.

Section 3.4 Borrower and the other Loan Parties hereby expressly reaffirm each of the covenants made by them in the Credit Agreement and other Loan Documents, in each case as amended hereby.

Section 3.5 Each Loan Guarantor hereby acknowledges and agrees that the Loan Guaranty set forth in Article IX of the Credit Agreement (and all security therefor) and all other Loan Documents previously executed by them are, and shall remain, in full force and effect after giving effect to this Amendment.

Section 3.6 This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission or electronic mail) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission or electronic mail shall be effective for all purposes hereof.

Section 3.7 The Credit Agreement and the other Loan Documents, as amended hereby, shall remain in full force and effect, and all rights and powers created thereby and hereunder or thereunder are in all respects ratified and confirmed. From and after the Effective Date, the Credit Agreement and the other Loan Documents shall be deemed to be amended and modified as herein provided and, except as so amended and modified, the Credit Agreement and the other Loan Documents shall continue in full force and effect, and the Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the Effective Date, the term “Agreement” as used in the Credit Agreement and all other references to the “Agreement” therein, in any other instrument, document or writing executed by the Loan Parties or furnished to Lender by the Loan Parties in connection therewith or herewith shall mean the Credit Agreement, as amended by this Amendment.

Section 3.8 The Loan Parties each hereby acknowledge and agree that they have no defense, offset or counterclaim to the payment of principal, interest, fees or other Secured Obligations arising under the Credit Agreement or any other Loan Document and hereby waive and relinquish any such defense, offset or counterclaim they might otherwise claim to have and hereby release Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter arising in connection with the Credit Agreement or the Loan Documents or the administration thereof prior to the date hereof.

Section 3.9 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and the Loan Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Section 3.10 The recitals set forth at the beginning of this Amendment are true in all material respects and constitute an integral part of this Amendment.

Section 3.11 This Amendment shall be governed and controlled by the laws of the State of Illinois.

Section 3.12 Any capitalized term used herein, but not specifically defined herein, shall have the meaning assigned to it in the Credit Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWER:

MATERIAL SCIENCES CORPORATION, a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

LOAN PARTIES:

MATERIAL SCIENCES CORPORATION, ENGINEERING MATERIALS AND SOLUTIONS GROUP, INC., an Illinois corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC LAMINATES AND COMPOSITES INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MATERIAL SCIENCES SERVICE CORPORATION, a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

Signature Page to Fourth Amendment to Credit Agreement

MSC PRE FINISH METALS (EGV) INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC WALBRIDGE COATINGS INC., a Delaware corporation

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

MSC LAMINATES AND COMPOSITES (EGV) INC., A DELAWARE CORPORATION

By:	/s/ James D. Pawlak
Name:	James D. Pawlak
Title:	VP, CFO, Corporate Controller, Corporate Secretary

Signature Page to Fourth Amendment to Credit Agreement

LENDER:

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Lynne Ciaccia
Name:	Lynne Ciaccia
Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

EXHIBIT A

CLOSING INDEX

Fourth Amendment to Credit Agreement

$7,500,000 Revolving Loan Facility,

by JPMorgan Chase Bank, N.A.

to

Material Sciences Corporation

Closing Date: May 10, 2011

I.	Parties

A.	JPMorgan Chase Bank, N.A. (“Lender”)

10 South Dearborn Street

22nd Floor, IL-1458

Chicago, Illinois 60603

B.	Material Sciences Corporation (“Borrower”)

Material Sciences Corporation, Engineered Materials and Solutions Group, Inc. (“Engineered Materials”)

MSC Laminates and Composites Inc. (“MSC Laminates”)

Material Sciences Service Corporation (“Service”)

MSC Pre Finish Metals (EGV) Inc. (“MSC Pre Finish”)

MSC Walbridge Coatings Inc. (“MSC Walbridge”)

MSC Laminates and Composites (EGV) Inc. (“MSC Laminates EGV”; collectively with Borrower, Engineered Materials, MSC Laminates, Service, MSC Pre Finish and MSC Walbridge, the “Loan Parties”)

2200 East Pratt Boulevard

Elk Grove Village, Illinois 60007

II.	Counsel to Parties

A.	Lender:

Goldberg Kohn Ltd.

55 East Monroe Street, Suite 3300

Chicago, Illinois 60603

B.	Loan Parties:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

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III.	Closing Documents

1.	Fourth Amendment to Credit Agreement

2.	Documents re Real Property (Elk Grove Village, Illinois)

(a)	First Amendment to Mortgage and Assignment of Rents and Leases

(b)	Date-Down Endorsement to Loan Title Policy

3.	Secretary’s Certificate of Borrower

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

4.	Secretary’s Certificate of Engineered Materials

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

5.	Secretary’s Certificate of MSC Laminates

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

6.	Secretary’s Certificate of Service

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

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(d)	Incumbency of Officers and Directors

7.	Secretary’s Certificate of MSC Pre Finish

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

8.	Secretary’s Certificate of MSC Walbridge

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

9.	Secretary’s Certificate of MSC Laminates EGV

(a)	Articles of Incorporation

(b)	By-laws

(c)	Resolutions

(d)	Incumbency of Officers and Directors

10.	Good standing certificates for all Loan Parties

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